Filed pursuant to Rule 497(k)
File Nos. 333-17391; 811-07959

PIA High Yield Fund
Institutional Class (PHYSX)
(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated October 26, 2026 to the Summary Prospectus dated March 31, 2026

As communicated in the Supplement dated June 30, 2026, at a Special Board meeting held on May 26, 2026, a majority of the Independent Trustees of Advisors Series Trust (the “Trust”) approved an Interim Investment Advisory Agreement (“Initial Interim Advisory Agreement”) between the Trust, on behalf of the Fund, and Pacific Income Advisers, Inc. (“PIA” or the “Adviser”). The Initial Interim Advisory Agreement met the requirements of Rule 15a-4 under the 1940 Act, including that the Interim Advisory Agreement would be in effect for no longer than 150 calendar days following the Change of Control of the Adviser.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on June 24, 2026, the Board approved, and recommended approval by a vote of the Fund’s shareholders, a New Investment Advisory Agreement (“New Advisory Agreement”) between the Trust, on behalf of the Fund, and PIA. At its June 24, 2026 meeting, the Board also approved convening a special shareholder meeting to ask the Fund’s shareholders to approve the New Advisory Agreement. A proxy statement was subsequently mailed to Fund shareholders on July 27, 2026, seeking shareholder approval of the New Advisory Agreement (the “Proposal”).

At the special shareholder meeting held on September 1, 2026, and at subsequent adjournments of the special shareholder meeting held on September 22, 2026, October 6, 2026 and October 9, 2026, the Fund did not receive sufficient votes of the outstanding shares of the Fund to establish a quorum or pass the Proposal, despite the efforts of the Adviser and its proxy vendor to solicit shareholder votes.

The Trust and the Adviser subsequently sought no-action relief from the Securities and Exchange Commission (“SEC”) to allow the Adviser to continue to manage the Fund pursuant to a New Interim Investment Advisory Agreement (“New Interim Advisory Agreement”) that would be in effect for no longer than 60 calendar days following the termination of the Initial Interim Advisory Agreement. At a Special Board meeting held on October 8, 2026, the Board approved the New Interim Advisory Agreement. On October 9, 2026, the SEC granted the no-action relief sought by the Trust and the Adviser. Effective October 9, 2026, the Initial Interim Advisory Agreement expired after 150 days had passed since the Change of Control. Effective on the same date, the Adviser began managing the Fund pursuant to the New Interim Advisory Agreement.

Under the terms of the New Interim Advisory Agreement, the Adviser has waived its investment advisory fees that would be payable by the Fund to PIA. Other than revisions to reflect the no-action relief sought from the SEC, including revision to reflect the waived investment advisory fees, the revised effectiveness and duration of the agreement, and a few other immaterial changes, the New Interim Advisory Agreement has identical terms and conditions to the Initial Interim Advisory Agreement.

The special meeting of the Fund’s shareholders held on October 9, 2026, was adjourned to November 10, 2026, to allow for additional time to solicit shareholder votes on the Proposal.

Your vote is important to the Fund.

Please retain this supplement with your Summary Prospectus.